                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of report: February 26, 2002
                       (Date of earliest event reported)

                                    1-10711
                                   ---------
                             (Commission File No.)



                      Worldwide Restaurant Concepts, Inc.
                ----------------------------------------------
            (Exact name of Registrant as specified in its charter)



       Delaware                                          95-4307254
       --------                                          ----------
(State or other jurisdiction of incorporation)      (IRS Employer Identification
                                                              Number)



      15301 Ventura Blvd., Building B, Suite 300, Sherman Oaks, CA. 91403
      -------------------------------------------------------------------
         (Address of principal executive offices, including zip code)



                                (818) 662-9800
                                --------------
             (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS

          On February 26, 2002, the Company issued a press release announcing the third quarter conference call.

          On March 12, 2002, the Company issued a press release announcing the third quarter fiscal 2002 results.

          On April 3, 2002, the Company issued a press release announcing the appointment of new CEO at Pat & Oscar's(SM) division.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.          Description
-----------          -----------
99.1                Press Release dated February 26, 2002.
99.2                Press Release dated March 12, 2002.
99.3                Press Release dated April 3, 2002.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.




                                         Worldwide Restaurant Concepts, Inc.


                                             By:  /s/ A. Keith Wall
                                             -----------------------
                                             Name. A. Keith Wall
                                            Title: President and CFO